Consent of Independent Auditors
                         -------------------------------

The Board of Directors
Webster Financial Corporation


We consent to the use of our reports incorporated herein by reference and to the
reference   to  our   firm   under   the   heading   "Experts"   in  the   Proxy
Statement/Prospectus.

                                                       /s/ KPMG Peat Marwick LLP


Hartford, Connecticut
June 18, 1997




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